Bank Borrowings	12 Months Ended
Dec. 31, 2025
Bank Borrowings [Abstract]
Bank borrowings
21.	Bank borrowings

(In thousands)	December 31, 2024	December 31, 2025
Bank borrowings
Short-term borrowings(i)	6,956	5,549
Current portion of long-term bank borrowings(ii)	—	68
Long-term borrowings(ii)	—	1,622
Total	6,956	7,239

Note:

(i)	The Group’s short-term bank borrowings are primarily used for working capital and business development purposes and bear interest rate of 2.4% ~ 2.9% (2024: 3.00% ~ 3.17%) per annum, with a weighted average interest rate of 2.64% (2024: 3.11%) per annum.

Certain bank borrowings are guaranteed by certain of our directors and certain subsidiaries as of December 31, 2024 and 2025.

(ii)	In September and December 2025, the Group entered into a two-year and a twenty-one-month financing agreement, respectively, with a bank, totaling US$1,707 thousand and guaranteed by certain director. The interest rate ranged from 3.1% to 3.2% per annum.